UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

SYNUTRA INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNUTRA INTERNATIONAL, INC.
2275 Research Boulevard, Suite 500
Rockville, Maryland 20850

January 20, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Synutra International, Inc. to be held at 11:00 a.m. local time on March 17, 2017 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China.

As more fully described in the attached Notice of Annual Meeting and the accompanying proxy statement, at the annual meeting, our stockholders will consider and vote upon the following matters: (1) elect two Class III directors to our board of directors; (2) approve, in an advisory (non-binding) vote, our executive officer compensation; (3) hold an advisory (non-binding) vote on the desired frequency of advisory votes on executive compensation; and (4) ratify the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

Whether or not you plan to attend the annual meeting, please submit your proxy to ensure your representation and the presence of a quorum at the annual meeting. Like last year, you may submit your proxy over the Internet or by marking, signing, dating and mailing the proxy card if you request and receive a paper copy of the proxy statement.

The Board of Directors recommends that you vote “FOR” the proposals presented in this proxy statement.

Sincerely,

/s/ Liang Zhang
Liang Zhang
Chairman of the Board of Directors

SYNUTRA INTERNATIONAL, INC.
2275 Research Boulevard, Suite 500
Rockville, Maryland 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 17, 2017

Notice is hereby given that an Annual Meeting of Stockholders of Synutra International, Inc. for the fiscal year ended March 31, 2016 (the “Annual Meeting”), will be held at 11:00 a.m. local time on March 17, 2017 at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, for the following purposes:

•	to elect two Class III directors to our board of directors;

•	to approve, in an advisory (non-binding) vote, our executive compensation;

•	to hold an advisory (non-binding) vote on the desired frequency of advisory votes on executive compensation;

•	to ratify the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as our independent registered public accountant for the fiscal year ending March 31, 2017; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on January 23, 2017, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

In accordance with the rules approved by the U.S. Securities and Exchange Commission (“SEC”), we expect to send a Notice of Internet Availability of Proxy Materials on or about February 3, 2017, and provide access to our proxy materials on the Internet, beginning on February 3, 2017, for the holders of record and beneficial owners of our common stock as of the close of business on the record date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 17, 2017:

The proxy statement, proxy card and Annual Report to Stockholders for the fiscal year ended March 31, 2016 are available at the following website: www.envisionreports.com/SYUT.

By Order of the Board of Directors,

/s/ Liang Zhang
Liang Zhang
Chairman of the Board of Directors

January 20, 2017

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND PROXY/VOTING INSTRUCTION CARD.

Page

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING	4
PROPOSAL I – ELECTION OF DIRECTORS	7
PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION	8
PROPOSAL III – ADVISORY VOTE TO DETERMINE WHETHER A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION SHOULD BE HELD EVERY (A) YEAR, (B) TWO YEARS, OR (C) THREE YEARS	9
PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	13
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
STOCKHOLDER PROPOSALS	27
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	28
OTHER MATTERS	29
FORWARD-LOOKING STATEMENTS	29
WHERE YOU CAN FIND MORE INFORMATION	29
APPENDIX A	A-1
PROXY CARD

-i-

SYNUTRA INTERNATIONAL, INC.
2275 Research Boulevard, Suite 500
Rockville, Maryland 20850

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on March 17, 2017

The Annual Meeting

This proxy statement is being furnished to the stockholders of Synutra International, Inc., a Delaware corporation (the “Company”) in connection with the solicitation of proxies by the Company’s board of directors (the “Board”) for use at the Annual Meeting to be held at 11:00 a.m. local time on March 17, 2017, at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, and at any adjournments or postponements thereof.

The purpose of the annual meeting is to consider and vote upon the following matters:

•	to elect two Class III directors to the Board;

•	to approve, in an advisory (non-binding) vote, our executive compensation;

•	to hold an advisory (non-binding) vote on the desired frequency of advisory votes on executive compensation;

•	to ratify the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as our independent registered public accountant for the fiscal year ending March 31, 2017; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of January 23, 2017, the Record Date, may vote in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing, dating and returning the proxy card if you request a paper copy of the proxy statement, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instruction, the shares will be voted for all of the proposals.

Specific directions to the Synutra International Building, the location of the meeting, are attached as Appendix A to this proxy statement.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report as well as vote online are first being mailed to our stockholders on or about February 3, 2017.

Record Date; Shares Entitled To Vote; Vote Required To Approve the Transaction

The Board has fixed the close of business on January 23, 2017 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 56,690,400 shares of our common stock, par value $0.0001 per share (“Common Stock”) are expected to be outstanding, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders. Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the annual meeting. In the absence of a quorum, the annual meeting may be postponed from time to time until stockholders holding the requisite number of shares of Common Stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the annual meeting, but will not count as votes for or against the proposals described in this Proxy Statement. Each holder of record of shares of Common Stock is entitled to cast, for each share registered in his or her name, one vote per proposal described in this proxy statement.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by the Board, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of the Company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of Common Stock represented by the proxy will be voted “FOR” the proposals described in this proxy statement, and in accordance with the determination of the majority of the Board, as to any other matter which may properly come before the Annual Meeting, including any adjournment or postponement thereof. A stockholder may revoke any proxy given pursuant to this solicitation by (1) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (2) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (3) voting in person at the Annual Meeting. Attendance at the annual meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Synutra International, Inc.
2275 Research Boulevard, Suite 500
Rockville, Maryland 20850

Attention: Corporate Secretary

The Board is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposal described herein.

Internet Voting

Like last year, in addition to marking, signing, dating and mailing the proxy card if you request and receive a paper copy of the proxy statement, you may vote over the Internet. Voting via the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet, instructions to do so are set forth on the proxy card. If you own your shares in your own name, you can vote via the Internet in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials. If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote.

If you vote via the Internet, you do not have to mail in a proxy card, but your vote must be received by 11:59 p.m., New York City Time, on March 16, 2017.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:	You are receiving this proxy statement in connection with an annual meeting of stockholders called by our Board of Directors in connection with soliciting stockholder votes for the purpose of (1) electing two Class III directors to the Board; (2) approving, in an advisory (non-binding) vote, our executive compensation; (3) holding an advisory (non-binding) vote on the desired frequency of advisory votes on executive compensation; and (4) ratifying the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017, in each case, as more fully described in this proxy statement. You have been provided in this proxy statement and the proxy card because the Board is soliciting your proxy to vote at the Annual Meeting called for the purpose of voting on the foregoing matters.

At the Annual Meeting, we are not seeking stockholder approval of the adoption of that certain agreement and plan of merger, dated November 17, 2016, by and among the Company, Beams Power Investment Limited, and Beams Power Merger Sub Limited.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:	Only holders of shares of Common Stock, as of the Record Date, are entitled to vote at the Annual Meeting. On January 23, 2017, the Record Date, 56,690,400 shares of Common Stock are expected to be outstanding and entitled to notice of and to vote at the Annual Meeting. For all matters each outstanding share of Common Stock will be entitled to one vote on each matter. Stockholders do not have cumulative voting rights. Under Delaware law, and pursuant to our Bylaws, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. The Board unanimously recommends that our stockholders vote “FOR” each of proposals 1, 2 and 4, and “FOR” every three years in proposal 3 described in this proxy statement.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:	If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following two ways whether or not you plan to attend the annual meeting: (1) by completing, signing and dating the proxy card and returning it to the Company, or (2) by completing your proxy on the Internet at the address listed on the proxy card or Notice of Internet Availability of Proxy Materials. It is important that you vote your shares whether or not you attend the Annual Meeting in person. If you provide no instructions, the shares will be voted “FOR” (i) election of the two nominees described in this proxy statement as Class III directors to the Board; (ii) approval, in an advisory (non-binding) vote, of our executive compensation; (iii) holding an advisory (non-binding) vote on executive compensation every three years; and (iv) ratification of the appointment of Deloitte Touche Tohmatsu Certified Public Accountants LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:	If your shares are held in “street name” through a broker, bank or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote. Brokerage firms no longer have authority to vote shares for which their customers do not provide voting instructions. A broker, banker or other nominee no longer has discretion to vote for or against the election of directors or on the advisory proposal on executive compensation. Accordingly, we encourage you to provide instructions to your brokerage firm. This ensures your shares will be voted at the Annual Meeting.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:	Yes. If you are a stockholder of record, you may change your vote at any time before the polls close at the Annual Meeting. You may do this by (1) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (2) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (3) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. If you voted by Internet, you may change your vote at any time up until 11:59 p.m., New York City time, on March 16, 2017, by resubmitting a new Internet vote. Your last Internet vote will be the one which is used for voting purposes.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:	Yes. The Annual Meeting is open to all holders of Common Stock as of the Record Date. To vote in person, you will need to attend the Annual Meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:	No. Under Delaware law, “dissenters’ rights” are not available in connection with the proposals presented in this proxy statement.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:	If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:	The Board is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

The Board currently has four directors, consisting of three independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market. The Board proposes that the following two nominees, who currently serve on the Board as Class III directors, be elected as Class III directors to serve for a term ending on the date of the third annual meeting of stockholders following the date they are elected as Class III directors, until their successors are duly elected and qualified. Our nominating committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

As further discussed below, under the Company’s Amended and Restated Certificate of Incorporation, the Board is divided into three classes: Class I, Class II and Class III with each director serving for a term ending on the third annual meeting following the annual meeting at which such director was elected.

Each of the nominees has consented to serve if elected. If either of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee(s) designated by the Board. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required to elect a director.

Name	Age	Current Position
Lei Lin	49	Class III Director
Yalin Wu	55	Class III Director

The biography and work experience of our nominees for Class III directors is set forth under “Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Securities Exchange Act” beginning on page 13 of this proxy statement.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable SEC voting requirements hold that stockholders have two voting choices for the election of directors: “FOR” or “WITHHOLD.” You may choose to vote “FOR” or “WITHHOLD” with respect to each of the nominees or a particular nominee. Stockholders entitled to vote at the Annual Meeting have the right to cast, in person or proxy, all of the votes to which the stockholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes. “WITHHOLD” votes have no effect. Thus, a director-nominee could be elected by a single “FOR” vote. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of each of the nominees. If you do not vote for a particular nominee, or if your broker does not vote your shares of Common Stock held in “street name,” because you have not provided instructions as to the election of directors or if you withhold authority for each of the nominees or a particular nominee, your vote will not count either “FOR” or “AGAINST” the nominees, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Our board of directors recommends a vote “For” each of the nominees listed above. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay practices. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. The goal for our executive compensation program is to motivate and retain highly-talented executives who are critical to the successful implementation of our strategic business plan.

We invite you to consider the details of our executive compensation program provided in the Summary Compensation Table and the tables and narrative discussion relating to the program. These will provide you with the valuation of the individual elements of our compensation program and allow you to view the trends in compensation for the years presented.

We request stockholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion pertaining to compensation. As an advisory vote, this proposal is not binding upon the Board or us. However, we expect that our compensation committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Recommendation of Board of Directors

The proposal to approve our executive compensation will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy.

Our board of directors recommends a vote “For” the approval, on an advisory basis, of the compensation of our named executive officers. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL III – ADVISORY VOTE TO DETERMINE WHETHER A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION SHOULD BE HELD EVERY (A) YEAR, (B) TWO YEARS, OR (C) THREE YEARS

We are requesting stockholder input on how often we should submit our executive compensation for approval to our shareholders. Stockholders are being asked whether we should hold a shareholder advisory vote on executive compensation every (a) year, (b) two years, or (c) three years. The Board recommends that we hold an advisory shareholder vote on executive compensation every three years. Our executive compensation program is not complex. Accordingly, the Board has concluded that holding an advisory vote on executive compensation every three years should be sufficient to permit stockholders to express their opinions while, at the same time, minimizing the administrative costs of such votes.

As an advisory vote, this proposal is not binding upon the Board or us. The Board could, if it concluded it was in our best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, we expect that the Board will consider the outcome of the vote when determining how often to hold a stockholder advisory vote on our executive compensation.

Vote Required and Recommendation of Board of Directors

The proposal to approve the desired frequency of a stockholder vote on executive compensation will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy.

Our board of directors recommends a vote “For” the stockholder vote on executive compensation to be held every three years. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

On July 27, 2007, our audit committee approved the engagement of Deloitte Touche Tohmatsu Certified Public Accountants LLP (“Deloitte”) as our independent registered public accounting firm. Our audit committee has appointed Deloitte to act as our independent registered public accounting firm for the fiscal year ending March 31, 2017, and recommends that our stockholders vote to ratify such appointment. Representatives of Deloitte are not expected to present at the Annual Meeting.

In the event of a negative vote on such ratification, the Board will reconsider its selection. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

Principal Accountant Fees and Services

The following discussion sets forth fees billed to us by Deloitte during the fiscal years ended March 31, 2016 and 2015.

Audit Fees

Deloitte was paid aggregate fees of approximately $1,071,000 and $1,121,000 for the fiscal years ended March 31, 2016 and 2015, respectively, for professional services rendered for the audit of our annual financial statements included in the Form 10-K and for the reviews of the financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2016 and 2015.

Audit-related Fees

Deloitte was paid $39,000 and nil fees for the fiscal years ended March 31, 2016 and 2015 for audit related service.

Tax Fees

Deloitte was paid $46,000 and nil fees for the fiscal years ended March 31, 2016 and 2015 for tax related service.

All Other Fees

Deloitte was paid no other fees for any other services rendered to us for the fiscal years ended March 31, 2016 and 2015.

Audit Committee Pre-approval Policies and Procedures

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Recommendation of Board of Directors

Our board of directors recommends a vote “For” the ratification of Deloitte as our independent registered public accountants. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the date of this proxy statement, regarding the beneficial ownership of our Common Stock by:

•	each person known by us to be a beneficial owner of more than 5% of shares of our outstanding Common Stock;

•	each of our directors and director nominee;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

The amounts and percentage of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after January 5, 2016. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Percentage of class is based on 56,690,400 shares of Common Stock outstanding as of the date of this proxy statement. Unless otherwise noted below, the address of the persons listed on the table is the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China.

	Shares Beneficially Owned
Name	Number	Percent
OFFICERS AND DIRECTORS
Liang Zhang, Director and Chief Executive Officer(1)	36,000,000	63.5%
Ning Cai, Chief Financial Officer	—	—
Xisen Mu, Vice President	—	—
Feng Zha, Vice President	—	—
Jinrong Chen, Director	—	—
Lei Lin, Director	—	—
Yalin Wu, Director	400	*
All Officers and Directors as a Group	36,000,400	63.5%
PRINCIPAL STOCKHOLDER
Beams Power Investment Limited(2)	36,000,000	63.5%

*	Less than 1%.
(1)	Representing 36,000,000 shares owned by Beams Power Investment Limited (“Beams”) which are pledged to FNOF Sharing Economy Limited, a limited liability company organized and existing under the laws of the British Virgin Islands, in connection with a note in a principal amount of US$60 million. Mr. Zhang has dispositive and voting power over investments by Beams. Ms. Xiuqing Meng, the spouse of Mr. Zhang, is the sole shareholder and director of Beams. For more information, see “Item 13. Certain Relationships and Related Transactions, and Director Independence” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016. The business address of Mr. Zhang is 103 Dong Lu Yuan, Tongzhou District, Beijing 101101, China.

(2)	Beams Power Investment Limited is a company incorporated under the laws of the British Virgin Islands with its registered office located at Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, the British Virgin Islands.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following sets forth information about our directors and executive officers as of the date of this proxy statement:

Name	Age	Position
Directors and Executive Officers*
Liang Zhang	56	Chairman of the Board of Directors and Chief Executive Officer
Ning Cai	40	Chief Financial Officer
Xisen Mu	59	Vice President, Production
Feng Zha	53	Vice President, Human resources and administration
Jinrong Chen	57	Director(1)
Lei Lin	49	Director(1)
Yalin Wu	55	Director(2)

(1)	Member of Audit Committee, Compensation Committee, Nominating Committee.
(2)	Member of Audit Committee.
*	Mr. Donghao Yang resigned from the Board, effective on June 30, 2016.

Liang Zhang. Liang Zhang is the founder of the Company and has served as the chairman of the Board and the chief executive officer of the Company since it became a public company in 2005. Mr. Zhang is also currently in charge of the marketing and sales function of the Company. Prior to that, Mr. Zhang served as chief executive officer of Synutra Illinois since 2000. Mr. Zhang has worked in the food ingredients industry since the 1980s and founded his first entrepreneurial venture, Honnete Beijing, in the early 1990s. Mr. Zhang received a bachelor’s degree in French language and literature from Nanjing International Relations Institute of China.

Ning Cai. Ning Cai joined the Company in December 2012. Ms. Cai has 19 years of experience in corporate finance and investment banking. Ms. Cai joined the Company from Trina Solar Limited (NYSE: TSL), where she served as a director of investment analysis from April 2010 to April 2012 and as the controller of System Group & China region from May 2012 to December 2012. Before that, Ms. Cai worked for nine years at Scotia Capital, the investment banking arm of Bank of Nova Scotia (NYSE: BNS). Ms. Cai worked on the execution team in Scotia Capital’s San Francisco office where she held progressive positions as an associate from 2001 to 2003, an associate director from 2003 to 2006 and as a director from 2006 to 2009, primarily covering the portfolio management and deal execution for the real estate, gaming & leisure, and technology industries. Ms. Cai started her career with Ernst & Young’s Shanghai office where she was a staff accountant in the tax group from 1997 to 1999. Ms. Cai earned a bachelor in economics from Shanghai International Studies University and an MBA from University of Iowa Tippie Business School. Ms. Cai holds the Chartered Financial Analyst designation.

Xisen Mu. Xisen Mu has served as the vice president of production of the Company since January 2007. Before joining the Company, Mr. Mu worked as general manager of Heilongjiang Dairy Group since 2001. Prior to that, Mr. Mu held senior positions with other major dairy companies in Heilongjiang province, China. Mr. Mu has more than 20 years of experience in the dairy industry in China. Mr. Mu received a diploma in management from Qiqihar Institute of Light Industry.

Feng Zha. Feng Zha joined the Company in February 2009 and has served as the vice president of human resources and administration of the Company since then. Before joining the Company, Mr. Zha worked as general manager of PRC Venture Partners LLC from 2006 to 2009. Mr. Zha was one of the major founders of Red Bull business in China, and had been the general manager of Red Bull Vitamin Drink Co.

Ltd. from 1995 to 2003. Prior to that, Mr. Zha engaged in food safety monitoring in the Ministry of Health of the People’s Republic of China. Mr. Zha serves as member of market economy committee of the China Dairy Industry Association. Mr. Zha received a master’s degree in Biological statistics and information management from Wuhan Medical University and an MBA from Concordia University in Canada.

Jinrong Chen. Jinrong Chen has served as a director of the Board since June 27, 2006. Ms. Chen has served as associate professor at the School of Economics and Management of Tsinghua University in Beijing since 2001, specializing in corporate finance management, securities analysis, financial operations, corporate governance and controls. In addition to her academic career with top business schools in China, Ms. Chen also advises or sits on the board and audit committee of Bosun Tools Co., Ltd. and Citic Development—Shenyang Commercial Building (Group) Company Limited which are listed in China, and certain private businesses in China. Ms. Chen received her bachelor’s degree in accounting from Beijing Institute of Electronics & Information and her MBA degree from Renmin University of China.

Lei Lin. Lei Lin has served as a director of the Board since October 1, 2007. Mr. Lin is also the chairman of TNS Sinotrust Market Research Consulting (Beijing) Co., Ltd. (formerly known as Sinotrust International Information and Consulting (Beijing) Co., Ltd.), a leading marketing research and consulting company in China. Mr. Lin founded Sinotrust in 1992 and served as its chief executive officer until 2014 when he became its chairman. Mr. Lin also sits on the board of Xiezhong International Holdings Limited, New Focus Auto Tech Holdings Limited, and Car Inc., which are listed in Hong Kong. Mr. Lin received his bachelor’s degree in economic information management from Renmin University of China in July 1990.

Yalin Wu. Yalin Wu has served as a director of the Board since January 21, 2016. Mr. Wu has been the chief executive officer of Northern Investment & Financial Consultants Ltd. Co. since 2009. Prior to that, he had 20 years of experience in financial and strategic consulting, including 17 years with various offices of Deloitte Consulting Group in Canada, the United States and China with most recent roles as director with Deloitte Corporate Finance (HK) Ltd. from 2007 to 2008, and as deputy executive chief executive officer with Deloitte Consultants (Shanghai) Ltd. from 1999 to 2003. Mr. Wu started his career as a teacher in Beijing from 1982 to 1986. Mr. Wu received a master’s degree in economic geography from Wilfrid Laurier University in 1990.

Our directors have staggered terms as discussed below. Our officers are appointed by and serve at the discretion of the Board. All officers have a term of office lasting until their removal or replacement by the Board. There are no family relationships among our directors or officers.

Board of Directors

The Board currently has four directors, consisting of three independent directors, all of whom are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market.

On June 11, 2008, the Board and stockholders approved our amended and restated certificate of incorporation, which became effective on October 17, 2008. Our amended and restated certificate of incorporation provides that our board of directors shall be divided into three classes of directors. The three classes, which are required to be as nearly equal in number as possible, will be designated Class I, Class II and Class III. The directors serve staggered three-year terms and hold office until their term of office expires or until such time as they are removed from office by resolution of our stockholders. As of the date of this proxy statement, Liang Zhang is the sole Class I director, Jinrong Chen is the sole Class II director, and Lei Lin and Yalin Wu are the Class III directors. The Board is recommending that the stockholders reelect Lei Lin and Yalin Wu as Class III directors.

Board Committees

The Board has established the committees described below and may establish others from time to time. The Board has adopted a written charter for each of our standing committees, including audit committee, compensation committee, and nominating committee, which are available on the Company’s website at www.synutra.com.

Audit Committee

Our audit committee consists of Jinrong Chen, Lei Lin and Yalin Wu, who are independent as defined by the applicable listing requirements of the NASDAQ Global Select Market. Ms. Chen is the chairperson of our audit committee and serves as the financial expert of the committee. The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. The audit committee is responsible for, among other things:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•	periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K) and periodically reviewing business expenses of our chief executive officer; and

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Compensation Committee

Our compensation committee consists of Jinrong Chen and Lei Lin. Ms. Chen is the chairperson of our compensation committee. The purpose of our compensation committee is to discharge the responsibilities of the Board relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:

•	reviewing and recommending approval of compensation of our executive officers;

•	administering our stock incentive and employee stock purchase plans; and

•	reviewing and making recommendations to the Board with respect to incentive compensation and equity plans.

Nominating Committee

Our nominating committee consists of Jinrong Chen and Lei Lin. Mr. Lin is the chairperson of our nominating committee. Our nominating committee is primarily responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board the persons to be nominated by the Board as nominees for directors at each annual meeting of our stockholders. Specific responsibilities of our nominating committee include:

•	developing and recommending to the Board criteria for board of directors and committee membership;

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board a code of ethical conduct and a set of corporate governance policies and practices; and

•	monitoring and evaluating the performance of the Board and leading the Board in an annual self-assessment of its practices and effectiveness.

Identification and Evaluation of Director Nominees. In identifying and evaluating individuals qualified to become Board members, our nominating committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include, but are not limited to, judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size and industry sector, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Our nominating committee will also review the qualifications of director nominations submitted by stockholders of the Company, subject to the stockholders having followed procedures established from time to time by our nominating committee for this purpose. All potential director candidates, regardless of source, are reviewed under the same process.

Our nominating committee assesses the appropriate size of the Board from time to time and whether any vacancies on the Board are anticipated. Various potential candidates for director are then identified. Candidates may come to the attention of our nominating committee through current Board members, professional search firms, stockholders or other industry sources. In evaluating the candidate, our nominating committee will consider factors other than the candidate’s qualifications, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees. Candidates are evaluated at regular or special meetings of our nominating committee or through other less formal meetings and may be considered at any time during the year. In evaluating such candidates, our nominating committee seeks to achieve a balance of knowledge, experience and capability on the Board. In connection with this evaluation, our nominating committee determines whether to interview the prospective nominee, and if warranted, one or more members of our nominating committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, our nominating committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of our nominating committee.

Our nominating committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Special Committee

On January 21, 2016, the Board formed an independent special committee, composed of Jinrong Chen, Lei Lin and Yalin Wu, with Ms. Chen acting as the chairperson. Our special committee has the exclusive authority to consider and attend to all matters in connection with a preliminary non-binding going private proposal submitted on January 14, 2016, as revised on January 30, 2016, from Liang Zhang and an entity affiliated with Mr. Zhang to acquire all of the outstanding shares of Common Stock not already owned by them.

Board (and Committee) Meetings and Attendance

For the fiscal year ended March 31, 2016, there were seven meetings and one written unanimous consent of the Board, four meetings of our audit committee, one meeting of our compensation committee, one written unanimous consent of our nominating committee and five meetings of our special committee. For that fiscal year, each of our directors attended 75% or more of the aggregate number of meetings of the Board and the committee(s) of the Board on which he or she serves.

Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves. We encourage our directors to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so. Except for Liang Zhang, no other directors attended the annual meeting of stockholders for the fiscal year ended March 31, 2015.

Board Leadership Structure and Role in Risk Oversight

Liang Zhang, our chief executive officer, serves as chairman of the Board. The Company believes that having our chief executive officer serve as the chairman is an appropriate leadership structure at the current time because Mr. Zhang has extensive knowledge of the Company and the infant formula business in China. The Company’s bylaws do not mandate nor does the Board have a policy that requires the separation or combination of the chief executive officer and chairman roles. It is management’s responsibility to manage the Company’s enterprise risks on a day-to-day basis. Through regular updates the Board oversees management’s efforts to ensure that they effectively identify, prioritize, manage and monitor all material business risks. The Board delegates certain risk management oversight responsibilities to its committees. The audit committee reviews and discusses the Company’s major financial risk exposures and the steps management has taken to identify, monitor and control such risks. The compensation committee is responsible for overseeing risk relating to the Company’s compensation programs. The nominating committee is responsible for risks associated with corporate governance and compliance.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Synutra International, Inc., 2275 Research Blvd., Suite 500, Rockville, Maryland 20850. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Report of the Audit Committee

The audit committee (1) reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2016 with the Company’s management; (2) discussed with the independent public accounting firm the matters required to be discussed by Auditing Standard No. 61 as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and (3) received the written disclosures and the letter from the independent public accounting firm required by applicable requirements of the PCAOB regarding the independent public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent public accounting firm its independence. Based on the review and discussions, the audit committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2016 for filing with the SEC.

Audit Committee of the Board of Directors
Jinrong Chen (chairperson)
Lei Lin
Yalin Wu

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own beneficially more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NASDAQ Global Select Market. The SEC has established specific due dates for these reports, and we must disclose in this proxy statement any late filings during the fiscal year ended March 31, 2016. These persons are required by regulation of the SEC to furnish copies of all such reports.

Ning Cai, our chief financial officer, Feng Zha, our vice president, and Yalin Wu, our director, filed their respective Form 3 late due to administrative oversight. Except as disclosed above, based solely upon a review of Forms 3 and 4 furnished to us, our officers, directors and greater than 10% beneficial owners complied with the filing requirements during the fiscal year ended March 31, 2016.

Code of Ethics

The Company has a code of ethics that applies to all of the Company’s employees, including its principal executive officer, principal financial officer and principal accounting officer, and the Board. A copy of this code is available on the Company’s website at www.synutra.com and is included as Exhibit 14.1 to our Annual Report on Form 10-K filed on June 16, 2008. A copy of our code of ethics may be obtained free of charge by writing to Investor Relations, 2275 Research Boulevard., Suite 500, Rockville, Maryland 20850. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

Legal Proceedings

Four purported stockholder class action complaints have been filed against the Company and certain officers and directors thereof in connection with the proposed transaction under that certain agreement and plan of merger, dated November 17, 2016, by and among the Company, Beams Power Investment Limited, and Beams Power Merger Sub Limited. The first, Rudy Murillo v. Synutra International, Inc., et al., Case No. 12990-VCL, was filed on December 15, 2016, in the Court of Chancery of the State of Delaware, and was amended on January 5, 2017. The plaintiff in this action also filed a motion for expedited proceedings, and a hearing on this motion is scheduled to take place on February 3, 2017. The second, Abraham Atachbarian Roth Ira v. Synutra International, Inc., et al., Case No. 1:16-cv-01302-LPS, was filed on December 22, 2016, in the United States District Court for the District of Delaware. The third, Robert Garfield v. Synutra International, Inc., et al., Case No. 428880-v, was filed on January 5, 2017, in the Circuit Court for Montgomery County, Maryland. The fourth, Arthur Flood v. Synutra International, Inc., et al., Case No. 2017-0032-JTL, was filed on January 17, 2017, in the Court of Chancery of the State of Delaware. These complaints challenge the proposed transaction and allege, among other things, that the individual defendants breached their fiduciary duties to the minority stockholders by approving the proposed transaction following an inadequate process and failing to disclose material information in connection with the proposed transaction. The complaints seek, among other relief, to enjoin defendants from consummating the proposed transaction. The Company has reviewed the allegations contained in the complaints, believes they are without merit and intends to defend these actions vigorously.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the material elements of compensation earned by our named executive officers during the fiscal year ended March 31, 2016. Our executive compensation programs are determined and approved by the compensation committee of our board of directors.

Our “named executive officers” for the fiscal year ended March 31, 2016, include:

•	Liang Zhang, who serves as our chairman and chief executive officer;

•	Ning Cai, who serves as our chief financial officer;

•	Xisen Mu, who serves as vice president for production management; and

•	Feng Zha, who serves as vice president for human resources and administration.

Unless otherwise noted, the amounts reported in this proxy statement have been converted from Renminbi to U.S. dollars based on the conversion rate as of March 31, 2016 of RMB6.4612 to $1.00.

Overview of Executive Compensation Program

The compensation committee has responsibility for establishing, implementing and monitoring our executive compensation program philosophy and practices. The compensation committee seeks to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The compensation committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to the individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company. Because of the size of our company, the small number of executive officers in our company, and our company’s financial priorities, the compensation committee has decided not to implement or offer any retirement plans, deferred compensation plans or other similar plans for our named executive officers. Accordingly, for the fiscal year ended March 31, 2016, the components of our executive compensation program consisted of cash salary only. We note, however, that since 2008, the Company has maintained the 2008 Stock Incentive Plan, which provides us with the ability to grant stock-based awards to all employees, officers and directors. Although the compensation committee has not to date granted any stock-based awards, the compensation committee may in future years reassess the levels of equity and cash compensation offered to our executives in light of our profitability and other performance factors.

Role of Named Executive Officers in Compensation Decisions

Our compensation committee annually reviews the performance of each named executive officer. The compensation committee makes all decisions with respect to compensation for the chief executive officer. Decisions regarding the compensation of our named executive officers other than our chief executive officer are made by our chief executive officer. According to our compensation committee charter, the compensation committee shall have primary authority and responsibility for determining the type and level of compensation of the chief executive officer. The chief executive officer in consultation with the compensation committee shall have primary responsibility for determining the type and level of compensation of the other named executive officers.

Setting Named Executive Officer Compensation

In making its compensation decisions, neither the Company nor the compensation committee retains outside compensation consultants. Instead, the compensation committee reviews compensation data for executives of other listed companies located in China but the Company does not use this data to benchmark the compensation of its executives. The compensation committee utilizes this data to set compensation for our named executive officers at levels targeted at or around the average of the compensation amounts provided to similarly situated executives at comparable local companies considering, for each executive, his or her individual experience level and the responsibilities of his or her position with us. There is no pre-established policy or target for the allocation between cash and non-cash incentive compensation.

Employment Agreements

We have entered into standard employment agreements with each of our named executive officers. The terms and conditions of each employment agreement are the result of negotiations between the executive officer and us, and the framework and structure of the agreements are intended to comply with applicable PRC labor and employment laws.

Liang Zhang’s employment agreement has an indefinite term and provides for an annual base salary of approximately $293,055. Ning Cai’s employment agreement will end on February 28, 2017, unless extended upon mutual agreement, and provides for an annual base salary of $123,734. Xisen Mu’s employment agreement has an indefinite term and provides for an annual base salary of $123,278. Feng Zha’s employment agreement has an indefinite term and provides for an annual base salary of $146,723.

Fiscal Year 2016 Named Executive Officer Compensation Components

For the fiscal year ended March 31, 2016, the principal component of compensation for our named executive officers was their base salary and bonus. We provide named executive officers with a base salary to compensate them for services rendered during the fiscal year. The base salaries of our named executive officers vary. The base salary for each named executive officer is based on his or her position and responsibility. The bonus is based on his or her position and our annual overall performance, including certain sales expectations.

During its review of base salaries for executive officers, the compensation committee primarily consider:

•	the negotiated terms of each executive’s employment agreement;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of our performance review process, as well as upon a change in job responsibility. Merit-based increases to salaries are based on the compensation committee’s assessment of the individual’s performance.

Our named executive officers did not receive any equity-based compensation for the fiscal year ended March 31, 2016.

Consideration of Say-On-Pay Vote

At our 2013 Annual Meeting of Stockholders, almost 100% of votes were cast, on an advisory basis, in favor of the “say-on-pay” vote on executive compensation. As such, the compensation committee has concluded that our stockholders are satisfied with our existing compensation program. Based on this result and our ongoing review of our compensation policies, we believe that our existing executive compensation program effectively aligns the interests of our named executive officers with the long term goals of the Company.

Compensation Risk Assessment

Our management team has reviewed our compensation policies and practices for all of our employees with our compensation committee. The compensation committee has determined, based on this review, that our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, has recommended to our board of directors that the foregoing “Compensation Discussion and Analysis” be included in this proxy statement.

Compensation Committee of the Board of Directors

Jinrong Chen (chairperson)

Lei Lin

Summary Compensation Table — Fiscal Year Ended March 31, 2016

The following table presents information regarding compensation of our named executive officers for services rendered during the fiscal years ended March 31, 2016, 2015 and 2014. The amounts reported in this table for the fiscal year ended March 31, 2016 have been converted from Renminbi to U.S. dollars based on the March 31, 2016 conversion rate of RMB6.4612 to $1.00.

Name and Principal Position(1)	Year ended March 31	Salary ($)	Bonus ($)	Total ($)
Liang Zhang	2016	278,586	75,218	353,804
Chairman of the Board and	2015	293,055	97,685	390,739
Chief Executive Officer	2014	292,583	88,750	381,333
Ning Cai	2016	102,148	–	102,148
Chief Financial Officer	2015	123,734	–	123,734
	2014	107,280	–	107,280
Xisen Mu	2016	117,192	10,531	127,723
Vice President, Production	2015	123,278	13,676	136,954
	2014	123,080	12,425	135,505
Feng Zha	2016	139,479	37,609	177,088
Vice President, Human Resources	2015	146,723	48,842	195,565
and Administration	2014	146,487	44,375	190,862

(1)	These individuals are our only executive officers who earned or were paid more than $100,000 with respect to fiscal year ended March 31, 2016.

Stock-Based Awards — Fiscal Year Ended March 31, 2016

None of our named executive officers received any grants of options or other stock-based awards during the fiscal year ended March 31, 2016. Additionally, none of our named executive officers held any outstanding options or other stock-based awards as of the last day of the fiscal year ended March 31, 2015, nor did any of our named executive officers exercise any options or hold any other stock awards that vested during the fiscal year ended March 31, 2016.

Potential Payments upon Termination of Employment or Change of Control

We have not entered into any arrangements with our named executive officers that provide for severance or change of control benefits. Upon a termination of employment by us, any employee, including our named executive officers, is generally entitled under PRC labor law to one month’s severance pay for each full year he or she has been employed with us (with a minimum of one month’s severance pay and a maximum of 12 months’ severance pay).

Director Compensation — Fiscal Year Ended March 31, 2016

The following table presents information regarding the compensation for the fiscal year ended March 31, 2016 to members of the Board who were not also employed by us (referred to as our “non-employee directors”) during the fiscal year ended March 31, 2016. None of our non-employee directors held any outstanding options or other stock-based awards as of March 31, 2016. Liang Zhang did not receive any compensation for his services as a director for the fiscal year ended March 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Jinrong Chen(1)	80,097	80,097
Lei Lin(1)	80,097	80,097
Donghao Yang(2)	42,717	42,717
Yalin Wu(1)	44,500	44,500

(1) includes compensation of $37,500 for services rendered in connection with his or her membership in the special committee.

(2) Mr. Yang resigned from the Board, effective on June 30, 2016.

Non-Employee Director Compensation

Currently, our non-employee directors are entitled to receive an annual cash retainer for his or her services as a director as specified in the above table. In addition, our non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket business expenses incurred in attending meetings of the board and board committees. Our non-employee directors do not receive any equity-based awards or any other compensation for their service as directors.

Compensation Committee Interlocks and Insider Participation

Jinrong Chen and Lei Lin each served on the compensation committee during the fiscal year ended March 31, 2016. None of these directors is or was an executive officer of the Company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of our compensation committee during the fiscal year ended March 31, 2016.

Securities Authorized for Issuance under Equity Compensation Plans

We currently have a 2008 Stock Incentive Plan which has been approved by our stockholders. The plan will terminate on June 10, 2018. To date, we have not issued any awards under this plan.

The following table sets forth the number of shares of common stock remaining available for future issuance under the plan as of March 31, 2016.

Plan Category	Number of Common Stocks to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Common Stocks Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Stocks Reflected in the First Column)
Equity compensation plans approved by shareholders	—	—	12,500,000
Equity compensation plans not approved by shareholders	—	—	—
Total	—	—	12,500,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Affiliate Companies controlled by Liang Zhang

Our chairman, chief executive officer and principal stockholder, Liang Zhang, and his immediate family, controls several other companies in China.

In the fiscal years ended March 31, 2016 and 2015, our sales to related parties mainly included feed grade milk powder and whey powder to Ao Naier, and powdered formula products to St. Angel (Beijing) Business Service, and services for related parties represent office spaces rented to Honnete Beijing, Ao Naier, St. Angel (Beijing) Business Service, and St. Angel Cultural Communication. The following table sets forth the value of our sales to and service for our related parties for the fiscal years ended March 31, 2016 and 2015:

	Year Ended March 31,
	2016	2015
	(In thousands)
Beijing Honnete Dairy Co., Ltd.	$8	$9
St. Angel (Beijing) Business Service Co., Ltd.	11,867	4,651
Qingdao Lvyin Waste Disposal Investment Management Co., Ltd.	2	0
Beijing Ao Naier Feed Stuff Co., Ltd.	260	535
Beijing St. Angel Cultural Communication Co., Ltd.	24	25
Total	$12,161	$5,220

In the fiscal years ended March 31, 2016 and 2015, St. Angel Cultural Communication implemented certain marketing activities for the Company. The following table sets forth the value of the service received from our related parties for the fiscal years ended March 31, 2016 and 2015:

	Year Ended March 31,
	2016	2015
	(In thousands)
Beijing St. Angel Cultural Communication Co. Ltd.	$462	$460
Total	$462	$460

Debt Financing by Beams

On March 2, 2016, Beams entered into a note purchase agreement with FNOF Sharing Economy Limited, a limited liability company organized and existing under the laws of the British Virgin Islands (“FNOF”), pursuant to which Beams agreed to sell and FNOF agreed to purchase a convertible exchangeable note in a principal amount of $60 million (the “2016 Note”). The 2016 Note is guaranteed by Ms. Meng and Mr. Zhang in favor of FNOF and secured by (1) a deed of share charge granted by Ms. Meng in respect of all ordinary shares of Beams in favor of FNOF and (2) a pledge agreement in respect of all shares of our Common Stock held by Beams in favor of FNOF.

The 2016 Note will mature on the third anniversary of its original date of issuance (the “Maturity Date”). It will bear an annual interest of 10.0% prior to the completion of an acquisition by Beams of all the shares of our Common Stock not owned by Beams (a “Going Private Transaction”), payable by Beams on a quarterly basis from the original date of issuance of the 2016 Note, to but excluding the date on which the entire principal amount of the 2016 Note has been redeemed, converted or exchanged in accordance with the terms of the 2016 Note. The 2016 Note, subject to other terms and conditions provided therein, may be exchangeable into shares of our Common Stock on the Maturity Date if a Going Private Transaction has not

been completed by the Maturity Date at an exchange price of $5.91 minus any cash dividends declared prior to the transfer of such shares of our Common Stock to FNOF, subject to further adjustment in accordance with the terms of the 2016 Note.

Beams applied all of the proceeds from the issuance of the 2016 Note to repay outstanding amounts owing under a facility agreement entered into between Beams as borrower, Deutsche Bank AG, Hong Kong Branch as facility agent and other parties on February 21, 2014.

Control Agreements with Affiliated Entities

In order to comply with PRC law and avoid restrictions on foreign investment in medical clinical operations, we operate our medical treatment services (mostly pre-natal diagnostics services) through Beijing Syclin Clinical Laboratory Co., Ltd., a subsidiary of Beijing Shengyuan Huimin Technology Service Co., Ltd., that is not directly owned by us. We control and consolidate these entities into our group consolidated results through a series of contractual arrangements which are summarized below.

•	Exclusive Consulting and Service Agreement entered into by and between Shengyuan Nutritional Food Co., Ltd. (“Nutritional”) and Beijing Shengyuan Huimin Technology Service Co., Ltd. (“Huimin”). Pursuant to this agreement, Nutritional agrees to provide to Huimin certain consulting services for which Huimin shall pay Nutritional a service fee in an amount equal to 10%-50% of Huimin’s monthly net sale, the exact percentage to be determined by the two parties. The term of the agreement is 10 years unless Nutritional terminates it before its expiration and Nutritional shall have the right to extend the Agreement before it expires.

•	Business Operating Agreement entered into by and among Nutritional, Huimin, Jibin Zhang (our Director of Treasury) and Yunpeng Jiang (our Director of Strategic Acquisitions). Pursuant to this agreement, Huimin agrees to conduct its business in a way that is consistent with Nutritional’s direction. In addition, Jibin Zhang and Yunpeng Jiang authorize Nutritional to exercise all of their respective shareholders’ rights in Huimin.

•	Call Option Agreement entered into by and among Nutritional, Huimin, Jibin Zhang and Yunpeng Jiang. Pursuant to this agreement, within a ten-year period and any extended period as requested by Nutritional, Nutritional is entitled to an irrevocable and exclusive right to purchase or authorize any third party to purchase the shares of Huimin held by Jibin Zhang and Yunpeng Jiang at the lowest feasible price according to PRC laws and regulations. In addition, Nutritional is entitled to call part or all of the option right at any time during the effective period of this agreement and there is no limit on the number of calls until Nutritional hold 100% of Huimin’s shares.

•	Pledge Agreement entered into by and among Nutritional, Jibin Zhang and Yunpeng Jiang. To ensure the performance of the Exclusive Consulting and Service Agreement, Call Option Agreement and Business Operating Agreement, Jibin Zhang and Yunpeng Jiang, as pledgers under this agreement, pledge all of their shares and corresponding interests and rights in Huimin to Nutritional, as pledgee under this agreement.

•	Entrustment Agreement entered into by and among Nutritional, Jibin Zhang and Yunpeng Jiang. Pursuant to this agreement, Nutritional loans Jibin Zhang and Yunpeng Jiang each RMB15,000,000 to establish companies for pre-natal diagnostic services in China. Jibin Zhang and Yunpeng Jiang are the nominal shareholders of these companies holding their equity interests on behalf of Nutritional.

Review, Approval or Ratification of Transactions with Related Parties

According to the audit committee charter, the audit committee must approve any new class of transactions involving the Company in which any of our directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members has a direct or indirect material interest. In doing so, the Board takes into account, among other factors it deems appropriate:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the amount involved in the transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

Any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Director Independence

The Board has determined all Board members, excluding Liang Zhang, are independent under the applicable NASDAQ rules. The Board has also determined the members of the audit committee, the compensation committee and the nominating committee of the Board are independent under the listing standards of the NASDAQ Global Select Market. See “Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Securities Exchange Act—Board Committees—Audit Committee.” In making these determinations, the Board considered, among other things, the types and amounts of the commercial dealings between the Company and the companies and organizations with which the directors are affiliated.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Company Proxy Statement

Stockholders may present proposals, including nominations for directors, for inclusion in our proxy statement prepared in connection with the annual meeting of stockholders to be held in the fiscal year ending March 31, 2017 (the “Next Annual Meeting”). Among other requirements, for a proposal to be considered for inclusion in the proxy statement for the Next Annual Meeting, written notice must be received by the corporate secretary at our principal executive offices no later than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the annual meeting for the fiscal year ended March 31, 2016). Accordingly, we must receive all such written notices no later than September 22, 2017.

Receipt of a stockholder proposal does not necessarily guarantee that the proposal will be included in the proxy statement for the Next Annual Meeting. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting should also consult our Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form. In addition, stockholders should also be aware that any such proposal must comply with SEC rules concerning the inclusion of stockholder proposals in Company-sponsored proxy materials. The Board will review any proposal that is received by the deadline and determine if it is a proper proposal for inclusion in the proxy statement for the Next Annual Meeting.

Stockholder Proposals Not for Inclusion in Company Proxy Statement

Stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to the Company to be considered at the Next Annual Meeting – but not for inclusion in our proxy statement prepared in connection with the Next Annual Meeting. In order to submit a nomination or other proposal, our Bylaws require that stockholders give written notice of any proposal to the Company. Under our Bylaws, for director nominations or other business to be properly brought at an annual meeting, the stockholder’s written notice must be received by the corporate secretary not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting (i.e., the annual meeting for the fiscal year ended March 31, 2016). Accordingly, we must receive all such written notices no earlier than November 17, 2017 and no later than December 17, 2017. Depending on the nature of the proposal, our Bylaws require certain additional information to be included in such written notice. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting (but not for inclusion in our proxy statement prepared in connection with such annual meeting) should consult our Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850, and oral requests may be made by calling the Company at (301) 840-3888. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. Whether or not you plan to attend the annual meeting, please sign and date the proxy card and return it in the enclosed envelope (if you have requested a paper copy of the proxy statement) or vote over the internet to ensure your representation at the Annual Meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended March 31, 2016, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in our annual report on Form 10-K for the year ended March 31, 2016. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-K for the year ended March 31, 2016, which includes financial statements for the Company for the fiscal year then ended and excluding exhibits is available at www.envisionreports.com/SYUT and upon request will be mailed to each stockholder of record. The exhibits to the Form 10-K are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by March 6, 2017, to receive them before the Annual Meeting. Requests should be sent in writing to:

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850
Attention: Corporate Secretary

By Order of the Board of Directors,

/s/ Liang Zhang
Liang Zhang
Chief Executive Officer

January 20, 2017

APPENDIX A

DIRECTIONS

Directions to venue for the Synutra International Inc. Annual Meeting of Stockholders:

From Beijing Capital International Airport: Take Airport Expressway in direction of Beijing for about 15 kilometers from toll station, take Exit 3B onto East 5th Ring Road in the direction of Jing-Tong Expressway (from Beijing to Tongzhou) for another 15 kilometers, then take Exit 9B onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the intersection, right at the next traffic light, proceed for about 200 meters and make a right to arrive at the main gate of the Synutra corporate campus.

From Central Business District (CBD) of Beijing: take Chang An Avenue east which becomes Jing-Tong Expressway after the World Trade Center Bridge, proceed onto Jing-Tong Expressway in the direction of Tongzhou for about 5 kilometers, after the toll station where Jing-Tong Expressway ends, bear to the left split onto the Beijing-Harbin Expressway, take Exit 2 in the direction of Gengzhuang, make a left at the traffic light and proceed through another 2 traffic lights, make another left at the intersection, right at the next traffic light, proceed for about 200 meters and make a right to arrive at the main gate of the Synutra corporate campus.

A-1

SYNUTRA INTERNATIONAL, INC. IMPORTANT ANNUAL MEETING INFORMATION 000004 C123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose to vote via Internet as outlined below. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 11:59 p.m., New York City Time, on March 16, 2017. Vote by Internet • Go to www.envisionreports.com/SYUT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 4, and a vote FOR “every three years” in Proposal 3. 1. ELECTION OF CLASS III DIRECTORS: Two (2) persons are nominated to serve as Class III directors for a term ending on the date of the third annual meeting of stockholders following the date such persons are elected as Class III directors and until their successors are duly elected and qualified: 01 - Lei Lin For Withhold 02 - Yalin Wu For Withhold 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION: For Against Abstain 3. ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION: Every Year Every Two Years Every Three Years Abstain 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Deloitte Touche Tohmatsu Certified Public Accountants LLP as the Company’s independent registered public accountant for the fiscal year ending March 31, 2017. For Against Abstain AUTHORITY GRANTED OTHER BUSINESS: Such other business as may properly come before the meeting: AUTHORITY WITHHELD B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 P C F 3 1 1 8 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — SYNUTRA INTERNATIONAL, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 17, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Know all men by these presents that the undersigned stockholder of SYNUTRA INTERNATIONAL, INC. (“Company”) hereby constitutes and appoints Liang Zhang, Chairman of the Company’s Board of Directors, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual meeting of Stockholders of the Company to be held at the Synutra International Building, 106 Dong Lu Yuan, Tongzhou District, Beijing 101101, China, and at any adjournment thereof.